UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2007
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 10, 2007, RF Micro Devices, Inc. issued a press release, relating to the webcast investor presentation on January 9, 2007 at the 9th Annual Needham Growth Conference in New York.  A copy of this press release is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

 (d)       Exhibits.

Exhibit No.                       Description of Exhibit
    99.1                             Press release dated January 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By: /s/  William A. Priddy, Jr.
                                                                                     William A. Priddy, Jr.
                                                                                      Chief Financial Officer and
                                                                                      Vice President, Finance and Administration

Date:    January 12, 2007

Exhibit Index

Exhibit No.                                Description of Exhibit

     99.1                                     Press release dated January 10, 2007